                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Companies, Inc., a Minnesota corporation ("The St. Paul"), do hereby make, nominate and appoint Sandra Ulsaker Wiese and Thomas A. Bradley, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Form 10-K for the year ended December 31, 1998, to be filed by The St. Paul with the Securities and Exchange Commission, and any amendments thereto, and shall have the same force and effect as though I had manually signed the Form 10-K or amendments.


Dated: February 2, 1999           Signature: /s/ H. Furlong Baldwin
                                             ----------------------
                                  Name:          H. Furlong Baldwin


Dated: February 2, 1999           Signature: /s/ Norman P. Blake
                                           ---------------------
                                  Name:          Norman P. Blake


Dated: February 2, 1999           Signature: /s/ Michael R. Bonsignore
                                             -------------------------
                                  Name:          Michael R. Bonsignore


Dated: February 2, 1999           Signature: /s/ John H. Dasburg
                                             -------------------
                                  Name:          John H. Dasburg


Dated: February 2, 1999           Signature: /s/ W. John Driscoll
                                             --------------------
                                  Name:          W. John Driscoll


Dated: February 2, 1999           Signature: /s/ Kenneth M. Duberstein
                                             -------------------------
                                  Name:          Kenneth M. Duberstein


Dated: February 2, 1999           Signature: /s/ Pierson M. Grieve
                                             ---------------------
                                  Name:          Pierson M. Grieve


Dated: February 2, 1999           Signature: /s/ Thomas R. Hodgson
                                             ---------------------
                                  Name:          Thomas R. Hodgson



                                       45

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Dated: February 2, 1999           Signature: /s/ David G. John
                                             -----------------
                                  Name:          David G. John


Dated: February 2, 1999           Signature: /s/ William H. Kling
                                             --------------------
                                  Name:          William H. Kling


Dated: February 2, 1999           Signature: /s/ Bruce K. MacLaury
                                             ---------------------
                                  Name:           Bruce K. MacLaury


Dated: February 2, 1999           Signature: /s/ Glen D. Nelson
                                             ------------------
                                  Name:          Glen D. Nelson


Dated: February 2, 1999           Signature: /s/ Anita M. Pampusch
                                             ---------------------
                                  Name:          Anita M . Pampusch


Dated: February 2, 1999           Signature: /s/ Gordon M. Sprenger
                                             ----------------------
                                  Name:          Gordon M. Sprenger


                                       46